SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment to
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  July 5, 2001
                                                                 ---------------



                               NEW CINEMA PARTNERS
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                   0-31315                   87-0772357
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


           3200 Dufferin St. #404, North York, Ontario M6A 2T3
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (416)297 2788
                                                                ---------------



ITEM  2.    Acquisition or Disposition of Assets
- --------   -----------------------------------


     On June 18, 2001, the Registrant publicly disseminated a press release announcing that the Registrant completed negotiations for the acquisition of Imperial Logistics Inc. of Quebec, Canada ("ILI"). Imperial Logistics provides a Freight Management Outsourcing system that improves cost efficiency for freight charges to customers and provides ongoing logistics analysis.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

     On June 23, 2001, the Company finalized all the terms of transaction with a signing of the addendum to the Share Exchange Agreement. Inter alia, The
Registrant has agreed to acquire 100% ownership of ILI in exchange for 25,000,000 shares of the Registrant. ILI has a right to cancel the Agreement if the parties fails to obtain financing for a minimum of 500,000 Canadian Dollars by August 31, 2001.

     The information contained in the Share Exchange Agreement and the Addendum thereto is incorporated herein by reference and filed as Exhibit 99.2 hereto.

ITEM 5.  Other Events.
------                  ------------

     The Registrant has moved it's corporate offices. The new address and the phone number are:

New Cinema Partners
C/O Martin Lapedus, CFO
3200 Dufferin St. #404
North York, Ontario M6A 2T3

Telephone: (416)297 2788


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
- -------    -------------------------------------


Exhibit                                                  Sequential
Number          Description                              Page  Number
- ------          -----------                              ------------

99.1            The  Registrant's  Press  Release               3
                   dated  June 18,  2001

99.2            The Share Exchange Agreement and the
                   Addendum






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW CINEMA PARTNERS
                                   -------------------
                                  (Registrant)


Date: July 3, 2001              /s/ Martin Lapedus
                                   --------------------
                                   Martin Lapedus
                                   Acting President

[Exhibit  99.1  -  Press  Release ]

The  Registrant's  Press  Release  dated  June 18,  2001.

New Cinema enters into acquisition agreement with Imperial Logistics


TORONTO, June 18 /PRNewswire/ - New Cinema Partners (OTC Bulletin Board: NCPP - news) The Board of Directors of New Cinema Partners are pleased to announce today that the Company has successfully completed negotiations to acquire Imperial Logistics of Quebec. (imperiallog.com).

Imperial Logistics provides a Freight Management Outsourcing system that guarantees freight savings to customers and provides ongoing logistics analysis.

These cutting edge services focus on providing a practical 21st century response to the problems currently plaguing the transportation industry - out of control costs and poor information management.

Imperial Logistics Inc. was formed by a group of freight professionals headed by James Moore who has 11 years experience in the transportation industry. James spent 8 years with Kuehne & Nagel specializing in multi-modal trans-border traffic.

The company has developed a client list of over 150 companies such as MHD International, Via Sat Satellite Services, Hagen Industries, Cellular Solutions, Komatsu International, etc. and looks forward to escalating business from these companies.

The shipping industry is an explosive U.S. $602 Billion business (in volume) in North America alone.

Acting President Martin Lapedus added that Imperial is carving a niche in the transportation industry that is currently underserved.

In a recent logistics study by UBS Warburg (November 2000), the transport sector was described as having an historic lack of investment, fragmentation and unsophisticated systems within the industry that has resulted in substantial inefficiencies within the supply chain.

The study indicated that at present, a leading logistics provider can typically reduce a clients distribution costs by 20% in the first year by re- engineering their supply chain B2B market places are expected to reduce this further to around 40%.

The share exchange acquisition agreement entails the issuance of twenty- five million (25,000,000) restricted shares of NCPP in exchange for 100% of Imperial Logistics Inc.

The transaction requires shareholder approval and the completion of a private placement financing of $500,000 by Paradigm Capital Consulting. Paradigm Director, Kevin Doherty said that they are confident they will now raise not less than $1,000,000 in the initial financing for Imperial Logistics.

New Cinema will commence all necessary steps and filings to complete the transaction in a timely manner.

In keeping with the change of business direction New Cinema Partners will change its name to Imperial Logistics and James Moore will be named President of the Company upon completion of the acquisition.

Competitors  include freight  management  software  companies,  freight auditing
companies,   freight  management  consultants,   freight  brokers  and  logistic
companies (largely owned by trucking firms).

Imperial's system integrates these services (without adding expensive truck/warehouse assets) with the additional benefit of managing the customer's day-to-day transportation traffic with limited customer involvement (reduced traffic control staffing equals more dollar savings).

Imperial Logistics website provides virtually any user Globally with One-Stop-Shopping for their shipping and courier needs, at a potentially substantial savings. Imperiallog.com will also allow current and future customers access to Imperial's complete freight management and data warehousing system via the Internet. Imperial's services are currently available Globally, with Imperial's Head Office in Montreal with new offices in Toronto and Imperial's U.S. office in Atlanta.

The Company recently announced that it had engaged Paradigm Capital Consulting as the result of management's efforts to find a suitable investment- banking firm to assist the Company in finding a solution to the current predicament presented to the Business of the Company after the departure of former President, Damian Lee.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the proceeding discussion, the words "plan", "confident that", "believe", "expect", or "intend to", and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to safe harbour created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any forward-looking statements.

SOURCE New Cinema Partners

CO: New Cinema Partners

[Exhibit  99.2  -  Share Exchange Agreement ]

The Share Exchange Agreement and the Addendum thereto.

                            SHARE EXCHANGE AGREEMENT

     THIS AGREEMENT is made this 18th Day of June, 2001 by and among New Cinema Partners, a Nevada corporation, hereinafter called "NCPP", Imperial Logistics, Inc. a Quebec, corporation, hereinafter called "ILI ", James Moore, and Francis Gerlach the registered shareholders of ILI, hereinafter called the "SELLING SHAREHOLDERS".

RECITALS:

     WHEREAS NCPP desires to acquire 100% of the issued and outstanding shares of the common stock of ILI in exchange for 25,000,000 authorized but unissued shares of the common stock of NCPP, pursuant to a plan of reorganization within the meaning of IRC (1986), Section 368(a)(1)(B), as amended; and

     WHEREAS the SELLING SHAREHOLDERS desire to exchange 100% of the issued and outstanding shares of the common stock of ILI (4,000,000 common shares), currently owned by the SELLING SHAREHOLDER, in exchange for said 25,000,000 shares of NCPP,

     NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

                                    ARTICLE I
                             EXCHANGE OF SECURITIES

     1.01 Issuance of NCPP Shares. Subject to all of the terms and conditions of this Agreement, NCPP agrees to issue to the SELLING SHAREHOLDER 25,000,000 fully paid and non-assessable unregistered shares of NCPP common stock in exchange for 4,000,000 common shares of ILI (the "ILI Shares"), representing 100% of the outstanding ILI common stock, all of which are currently owned by the SELLING SHAREHOLDER.

     1.02 Transfer of ILI Shares. In exchange for NCPP's stock being issued to the SELLING SHAREHOLDER as above described, the SELLING SHAREHOLDER shall on the closing date and concurrent with such issuance of NCPP's common stock, deliver to NCPP 100% of the outstanding common stock of ILI .

                                   ARTICLE II
                  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                        THE SELLING SHAREHOLDERS AND ILI

     The SELLING SHAREHOLDER and ILI hereby represent, agree and warrant that:

     2.01 Organization. ILI is a corporation duly organized, validly existing, and in good standing under the laws of Ontario (It says Quebec above), Canada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

     2.02 Capital. All of the issued and outstanding shares are validly issued, fully paid and non-assessable. After the execution of the actions contained in this Agreement, there will be no capital stock remaining, of any class, other than shares held by NCPP.

     2.03 Absence of Undisclosed Liabilities. As of the date hereof, ILI does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

     2.04 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, NCPP and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of ILI. ILI shall make available to NCPP and/or its attorneys all books and records of ILI . If the transaction contemplated hereby is not completed, all documents received by NCPP and/or its attorneys shall be returned to ILI and all information so received shall be treated as confidential.

     2.05 Patents, Trade Names and Rights. ILI owns or holds or has adequate license rights in respect of all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

     2.06 Compliance with Laws. ILI has complied with, and is not in violation of, applicable federal, state, or local statutes, laws and regulations affecting its properties or the operation of its business.

     2.07 Litigation. ILI is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. ILI is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

     2.08 Authority. The Board of Directors of ILI authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement. This Agreement is a valid and binding obligation of ILI.

     2.09 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ILI and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in
(i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

     2.10 Full Disclosure. None of the representations and warranties made by the SELLING SHAREHOLDER or ILI herein or in any exhibit, certificate or memorandum furnished or to be furnished by the SELLING SHAREHOLDER or ILI , or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

     2.11 Assets. ILI has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances.

     Indemnification. The Selling Shareholders and ILI (each, an "Indemnifying Person") jointly and severally agree to indemnify, defend and hold harmless NCPP and each Person, if any, who controls, directly or indirectly, NCPP, each officer, director, affiliate, partner, employee and agent of NCPP and each such other Person (individually referred to as an "Indemnified Person"), from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding) arising out of or based upon (i) the transactions contemplated by this Agreement, including activities to be undertaken by NCPP in furtherance of such transactions, (ii) any untrue statement or alleged untrue statement of a material fact contained in any statement or document of the Company or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any representation or warranty of the Selling shareholders and ILI made in this Agreement or any document delivered by them in connection herewith being untrue when made or deemed made or any breach of any obligation of the Selling Shareholders and ILI under this Agreement. Any loss, claim, damage, liability, cost or expense found in a final judicial determination not subject to appeal to be due solely to the gross negligence or willful misfeasance of an Indemnified Person shall be excluded from the indemnification and contribution rights of such Indemnified Person set forth in this Section 2.12. The Selling Shareholders and ILI further agrees promptly upon demand by an Indemnified Person at any time or from time to time, to reimburse such Indemnified Person for, or pay, any loss, claim, damage, liability, cost or expense as to which the Selling Shareholders and ILI agreed to indemnify such Indemnified Person pursuant to this Agreement. Notwithstanding any of the indemnification or contribution provisions contained in this Section 2.12 the Indemnifying Person shall not be required to make reimbursement or payment for any settlement effected without its written consent, which will not be unreasonably withheld, but if the settlement is made without its written consent, which will not be unreasonably withheld, or if the settlement is made with its written consent, or if there be a final judgment against an Indemnified Person in any such action or proceeding, the Selling Shareholders and ILI agrees to indemnify and hold harmless such Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

     This Section 2.12 is not in lieu of but is in addition to any rights which any Indemnified Person, and any obligations which the parties or any other person, may otherwise have. Any compliance by any party with this Section 2.12 shall not relieve such party from any liability it may otherwise have.


     2.13 Authority to Exchange. As of the date of this Agreement, the SELLING SHAREHOLDER holds 100% of the shares of ILI common stock. Such shares are owned of record by the SELLING SHAREHOLDER and such shares are not subject to any lien, encumbrance or pledge. The SELLING SHAREHOLDER holds authority to exchange such shares pursuant to this Agreement. This Agreement is a valid and binding obligation the Selling Shareholders to exchange their shares of ILI as provided for in this Agreement.

     2.14 Investment Intent. The SELLING SHAREHOLDER understands and acknowledges that the shares of NCPP common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder for non-public offerings and make the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of the SELLING SHAREHOLDER as a purchaser of NCPP common stock:

          (a) The shares of NCPP common stock are being acquired solely for the account of the SELLING SHAREHOLDER, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the NCPP common stock acquired.

          (b) The SELLING SHAREHOLDER agrees not to dispose of its NCPP common stock or any portion thereof unless and until counsel for NCPP shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder.

          (c) The SELLING SHAREHOLDER agrees that the certificates evidencing the NCPP common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the NCPP common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

          (d) The SELLING SHAREHOLDER acknowledges that NCPP has made all records and documentation pertaining to NCPP common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of NCPP common stock, and any available information pertaining thereto, with the officers and directors of NCPP, and that all such questions and information requested have been answered by NCPP and its officers and directors to the SELLING SHAREHOLDER's satisfaction.

          (e) The SELLING SHAREHOLDER has carefully evaluated its financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and it has substantial knowledge and experience in financial, business and investment matters and are qualified as sophisticated investors, and is capable of evaluating the merits and risks of this transaction; and it desires to acquire the NCPP common stock on the terms and conditions set forth.

          (f) The SELLING SHAREHOLDER is able to bear the economic risk of an investment in the NCPP common stock.

          (g) The SELLING SHAREHOLDER understands that an investment in the NCPP common stock is not liquid and the SELLING SHAREHOLDER has no need for liquidity in this investment.

     2.15 Public "Shell" Corporation. ILI and the SELLING SHAREHOLDER are aware that NCPP has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, the SELLING SHAREHOLDER and ILI are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall be the sole responsibility of the officers and directors of NCPP. The SELLING SHAREHOLDER and ILI are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc.
(NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.

     2.16 No Assurances or Warranties. The SELLING SHAREHOLDER and ILI acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. The SELLING SHAREHOLDER and ILI are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by NCPP as to the benefits to be derived by the SELLING
SHAREHOLDER or ILI in completing this transaction, nor has NCPP made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.

                                   ARTICLE III
               REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF NCPP

         NCPP represents, agrees and warrants that:

     3.01 Organization. NCPP is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

     Capital. All of the issued and outstanding shares of NCPP are validly issued, fully paid and non-assessable. All currently outstanding shares of NCPP Common Stock have been issued in compliance with applicable federal and state securities laws.

     3.03 Subsidiaries. NCPP has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

     3.04 Financial Statements. Exhibit 3.04 to this Agreement includes NCPP's audited financial statements for its most recent fiscal year end. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of NCPP as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     3.05 Absence of Changes. Since the date of NCPP's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the ordinary course of business.

     3.06 Absence of Undisclosed Liabilities. As of the date of NCPP's most recent balance sheet, included in Exhibit 3.04, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     3.07 Tax Returns. Within the times and in the manner prescribed by law, NCPP has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by NCPP.

     3.08 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ILI and the SELLING SHAREHOLDER shall have the opportunity to meet with NCPP's accountants and attorneys to discuss the financial condition of NCPP. NCPP shall make available to ILI and the SELLING SHAREHOLDER all books and records of NCPP.

     3.09 Patents, Trade Names and Rights. NCPP does not use any patents, trade marks, service marks, trade names or copyrights in its business.

     3.10 Compliance with Laws. NCPP has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties, securities or the operation of its business.

     3.11 Litigation. NCPP is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. NCPP is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

     3.12 Authority. The Board of Directors of NCPP has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

     3.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by NCPP and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

     3.14 Full Disclosure. None of the representations and warranties made by NCPP herein, or in any exhibit, certificate or memorandum furnished or to be furnished by it or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

     3.15 Assets. NCPP has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances.

     3.16 Indemnification. NCPP agrees to indemnify, defend and hold the SELLING SHAREHOLDER and ILI harmless against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorneys' fees, incurred or suffered, which arise out of, result from or relate to any breach of, or failure by NCPP to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     3.17 Validity of NCPP Shares. The shares of NCPP common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable under Nevada law.

     3,18  Trading.  The common  stock of NCPP trades on the  NASDAQ's  Bulletin
Board.

                                   ARTICLE IV
                            ACTIONS PRIOR TO CLOSING

     4.01 Investigative Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

     4.02 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount or enter into any other transaction other than in the regular course of business.

                                    ARTICLE V
                                     CLOSING

     5.01 Closing. The closing (the "Closing") of this transaction shall be held at the offices of NCPP, or such other place as shall be mutually agreed upon, at the time of the special meeting of the shareholders of NCPP which is scheduled within 30 days from the date of this agreement (the "Closing Date"):

          (a) NCPP shall issue 25,000,000 shares of its common stock in a certificate or certificates representing such shares.

          (b)  The  SELLING   SHAREHOLDER   shall   deliver   the   certificates
     representing 100% of the shares of ILI common stock (4,000,000 common shares).

          (c) NCPP shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein.

          (d) ILI shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein.

          (e) NCPP's existing Board of Directors will elect two new directors, as named by the SELLING SHAREHOLDER, to act as officers and directors of NCPP effective the Closing Date.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience of reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

     6.02 No Oral Change. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

     6.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

     6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     6.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

     6.06 Choice of Law/Arbitration. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

     6.07  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

     6.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

NCPP:

New Cinema Partners, Inc.
357 Bay Street, Suite 404
Toronto, Ontario  Canada  M5H 2T7
Phone: 416-367-8299 Fax:416-367-8299

ILI  and the SELLING SHAREHOLDER:

Imperial Logistics, Inc.
7691 Newman Blvd.
Lasalle, Quebec H8N1X7
Phone: 514-366-0303 Fax: 514-366-9194

     6.09 Expenses. ILI will pay the legal, accounting and other expenses incurred in connection with this Agreement. All such expenses incurred will by invoiced by NCPP's Securities council, Mr. Jay Hait, and NCPP's Auditors, Merdinger, Fruchter, Rosen, and Corso. Payment for those services will be paid directly to the service providers by ILI.

     6.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

     6.11 Further Documents. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

         NEW CINEMA PARTNERS


         Per:  /s/     Martin Lapedus
                  Name: Martin Lapedus
                  Title:   CFO
                  I have authority to bind NCPP.

          IMPERIAL LOGISTICS, INC.


         Per:  /s/  James Moore
                  Name: James Moore
                  Title:   President
                  I have authority to bind ILI .

         THE SELLING SHAREHOLDERS

                   Name: James Moore
                   Name: Francis Girlach

                                    ADDENDUM

     This is an addendum to that certain Share Exchange Agreement (Agreement) entered into between New Cinema Partners (NCPP) and Imperial Logistics Inc (ILI) made this 18th Day of June, 2001.

     Notwithstanding the terms and conditions of the aforesaid Agreement, the Shareholder(s) of ILI shall not have any obligation whatsoever to proceed with the Share Exchange until such time as liquid financing has been provided to NCPP in a minimum amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) CAN. In the event said financing is not provided by August 31st, 2001 the Agreement shall be null and void at the discretion / option of James Moore and neither James Moore nor ILI shall have any obligations whatsoever with respect to said agreement.

     Moreover, it is understood that the Board of Directors of NCPP will consist of five (5) people, three (3) of which will be appointed by James Moore. One of the three directors will be Kevin Doherty during the term of the Paradigm Agreement who undertakes to vote with James Moore. Paradigm shall vote its shares of NCPP as James Moore directs. James Moore shall not have any restrictive covenants whatsoever whether expressed or implied with respect to any employee/director obligations towards NCPP.

Imperial Logistics, Inc             New Cinema Partners
/s/James Moore                         /s/  Martin Lapedus
Per:                                   Per:
James Moore                            Martin Lapedus

/s/Francis Gerlach
Per:
Francis Gerlach